UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 4, 2006

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21324	06-1344888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York 10005
(Address of principal executive offices)

Registrant’s telephone number, including area code:	212-809-3542

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 4, 2006, the Company and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.) entered into Amendment No. 2 to Rights Agreement (“Amendment No. 2”), which amends Section 1(a) and Section 18 of the Rights Agreement (the “Rights Agreement”), dated as of September 1, 1997, between the Company and ChaseMellon Shareholder Services, L.L.C., as amended by Amendment No. 1 to Rights Agreement, dated October 25, 1999. The Rights Agreement was previously filed as an Exhibit to the Company’s registration statement on Form 8-A filed with the Securities and Exchange Commission (“SEC”) on September 9, 1997, and is incorporated herein by reference; the description herein of the terms thereof is qualified in its entirety by reference to such previously filed Rights Agreement.

Amendment No. 2 amends the Rights Agreement to add the following sentence at the end of Section 1(a) thereof:

“Notwithstanding the foregoing, the term ‘Acquiring Person’ shall not include Warburg  Pincus Private Equity IX, L.P. or its affiliates (“WP”), provided that WP shall not be in  breach of Section 8.7 of the Securities Purchase Agreement, dated September 4, 2006,  between the Company and WP.”

Amendment No. 2 was entered into in connection with the transactions contemplated by the Securities Purchase Agreement, dated September 4, 2006 (the “Securities Purchase Agreement”), between the Company and Warburg Pincus Private Equity IX, L.P. (“WP”), pursuant to which WP agreed to purchase, subject to the terms and conditions of the Securities Purchase Agreement, securities of the Company that would result in WP’s beneficial ownership of approximately 30% of the Company’s outstanding common stock on a fully diluted as-converted basis. Pursuant to the terms of the Rights Agreement, prior to Amendment No. 2, the execution of the Securities Purchase Agreement would have triggered the commencement of the exercise period with respect to the rights of the holders of certain shares of the Company’s common stock to acquire additional securities of the Company, which could have resulted in a substantially dilutive issuance of shares of the Company’s common stock.

As a result of the amendment, neither the execution of the Securities Purchase Agreement nor the acquisition by WP of the Company’s securities as described in the Securities Purchase Agreement will trigger the commencement of the exercise period with respect to the rights granted under the Rights Agreement, so long as WP does not breach Section 8.7 of the Securities Purchase Agreement.

As previously reported, pursuant to Section 8.7 of the Securities Purchase Agreement, WP has agreed among other things that, until the 5-year anniversary of the closing date under the Securities Purchase Agreement, WP will not, except in certain limited circumstances, by itself or in concert with others, acquire any shares of capital stock of the Company if, after giving effect to such acquisition, WP would own more than 40% of the outstanding shares of common stock of the Company on an as converted basis. Section 8.7 of the Securities Purchase Agreement also provides that if WP becomes the beneficial owner of 45% or more of the common stock of the Company on an as converted fully diluted basis, WP must exchange shares of capital stock of the Company owned by WP in excess of 45% for certain non-voting preferred stock of the Company. The Securities Purchase Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K of the Company filed with the SEC on September 8, 2006, and is incorporated herein by reference; the description herein of Section 8.7 thereof is qualified in its entirety by reference to such previously filed Securities Purchase Agreement.

A copy of Amendment No. 2 is filed as Exhibit 10.1 hereto.

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 in its entirety.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 4, 2006, the Board of Directors of the Company voted to amend Section 14 of Article III of the Company’s Amended Bylaws, which governs the designation, term and removal of a Chairman of the Board of Directors of the Company.
The Board of Directors amended Section 14 of Article III of the Company’s Amended Bylaws to provide, among other things, for the appointment of a Chairman from among management or non-management members of the Board of Directors and for the removal of the Chairman by the Board of Directors with or without cause at any time. The Board of Directors amended Section 14 of Article III of the Company’s Amended Bylaws in its entirety, as set forth below:

“Section 14. Chairman. The Board of Directors may, by resolution passed by a majority of the entire Board, designate from among its members a Chairman. The Chairman may be selected from either the management or non-management members of the Board, but selection of a person as Chairman shall not cause such person to be considered to be an officer of the Company. The Chairman shall preside at all meetings of the stockholders and the Board of Directors. The Chairman will hold office for the term for which he is elected or appointed, and until his successor has been elected or appointed and qualified, provided that the Chairman may be removed by the Board of Directors, with or without cause, at any time. If the office of the Chairman becomes vacant for any reason, the vacancy may be filled by the Board of Directors.”

 Prior to the amendment, Section 14 of Article III of the Company’s Amended Bylaws read as follows:

“Section 14. Chairman. The Board of Directors may, by resolution passed by a majority of  the entire Board, designate from among its members a Chairman. The Chairman shall  preside at all meetings of the stockholders and the Board of Directors. The Chairman will hold office for the term for which he is elected or appointed, and until his successor has  been elected or appointed and qualified. Unless otherwise provided in the resolution of the  Board of Directors electing or appointing the Chairman, his term of office shall extend to  and expire at the meeting of the Board following the next annual meeting of stockholders.”

  A copy of the Amended Bylaws of the Company is filed as Exhibit 3.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended Bylaws of NYFIX, Inc.
10.1	Amendment No. 2 to Rights Agreement between NYFIX, Inc. and Mellon Investor Services LLC dated as of September 4, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

Date: September 15, 2006	By:	/s/ Brian Bellardo
Name: Brian Bellardo Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended Bylaws of NYFIX, Inc.
10.1	Amendment No. 2 to Rights Agreement between NYFIX, Inc. and Mellon Investor Services LLC dated as of September 4, 2006